UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

AMENDMENT NO. 1 TO
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

March 5, 2013
Date of Report (date of earliest event reported)

FRANCHISE HOLDINGS INTERNATIONAL, INC.
 Exact name of Registrant as Specified in its Charter

Nevada	0-27631	65-0782227
State or Other Jurisdiction of Incorporation	Commission File Number	IRS Employer Identification Number

5910 South University Boulevard, C-18, Unit 165
Littleton, Colorado  80121
Address of Principal Executive Offices, Including Zip Code

(303) 898-4571
Registrant's Telephone Number, Including Area Code

Not applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a)  Resignation of Borgers & Cutler CPA’s PLLC

On March 5, 2013 (the "Resignation Date"), the Board of Directors of Franchise Holdings International, Inc. (the "Registrant") accepted the resignation of Borgers & Cutler CPA’s PLLC (“B&C”), its independent registered public accounting firm.

The report of B&C on the audited financial statements of the Registrant for the fiscal years ended September 30, 2012 and September 30, 2011 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except a going concern qualification in its audit report dated December 14, 2012 on the Registrant's financial statements for the fiscal year ended September 30, 2012, and in its audit report dated December 16, 2011, on the Registrant’s financial statements for the fiscal year ending September 30, 2011.

During the Registrant's two most recent fiscal years, the subsequent interim periods thereto, and through the Resignation Date, there were no disagreements (as defined in Item 304 of Regulation S-K) with B&C on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of B&C, would have caused it to make reference in connection with its opinion to the subject matter of the disagreement.  Further, during the Registrant's two most recent fiscal years, the subsequent interim periods thereto, and through the Resignation Date, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Registrant provided B&C with a copy of this Report prior to its filing with the Securities and Exchange Commission (the SEC") and requested B&C to furnish the Registrant with a letter addressed to the SEC, stating whether or not it agrees with the statements made above and, if not, stating the respects in which they do not agree.  A copy of such letter, dated March 8, 2013, is filed as Exhibit 16.2 to this Report.

(b)  Engagement of BF Borgers CPA PC (“Borgers PC”)

On March 5, 2013 (the "Engagement Date"), the Registrant's Board of Directors approved the appointment of Borgers PC as the Registrant's independent registered public accounting firm.  During the Registrant's two most recent fiscal years, the subsequent interim periods thereto, and through the Engagement Date, neither the Registrant nor anyone on its behalf consulted Borgers PC regarding either (1) the application of accounting principles to a specified transaction regarding the Company, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (2) any matter regarding the Company that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)    Exhibits

No.	Exhibits

16.1	Letter from Borgers & Cutler CPA’s PLLC dated March 13, 2013, to the Securities and Exchange Commission regarding statements included in this Form 8-K (previously filed)

16.2	Letter from Borgers & Cutler CPA’s PLLC dated March 13, 2013, to the Securities and Exchange Commission regarding statements included in this Form 8-K (filed herewith electronically)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANCHISE HOLDINGS INTERNATIONAL, INC.

Dated: March 13, 2013	By:	/s/ A. J. Boisdrenghien
A. J. Boisdrenghien
President and Director

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